LETTER OF TRANSMITTAL
                 To Tender Shares of Common Stock
                                of
                     Bryan Steam Corporation
                Pursuant to the Offer to Purchase
                     Dated September 29, 1998
                                by
                 Burnham Acquisition Corporation
                   a wholly-owned subsidiary of

                       Burnham Corporation

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           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
              AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
                 ON WEDNESDAY, OCTOBER 28, 1998,
                  UNLESS THE OFFER IS EXTENDED.
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                 The Depositary for the Offer is:

                IBJ SCHRODER BANK & TRUST COMPANY


         By Mail:                      By Facsimile:
        P.O. Box 84                   (212) 858-2611
   Bowling Green Station       Confirm Facsimile by Telephone:
  New York, NY 10274-0084             (212) 858-2103
 Attention: Reorganization
       Department


                   By Hand/Overnight Delivery:
                         One State Street
                        New York, NY 10004
          Attention: Securities Processing Window, SC-1


      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS
COMPLETED.


 -----------------------------------------------------------------------
|                    DESCRIPTION OF SHARES TENDERED                     |
|                                                                       |
|-----------------------------------------------------------------------|
| Name(s) and Address(es)    |       Share(s) Tendered (Attach          |
| of Registered Holder(s)    |     additional schedule, if necessary)   |
|   (please fill in,         |                                          |
|       if blank)            |                                          |
|-----------------------------------------------------------------------|
|                            | Certificate | Total Number | Number of   |
|                            | Number(s)*  | of Shares    | Shares      |
|                            |             | Represented  | (Tendered** |
|                            |             | by Certi-    |             |
|                            |             | ficate(s)*   |             |
|                            |-------------|--------------|-------------|
|                            |             |              |             |
|                            |-------------|--------------|-------------|
|                            |             |              |             |
|                            |-------------|--------------|-------------|
|                            |             |              |             |
|                            |-------------|--------------|-------------|
|                            |             |              |             |
|                            |-------------|--------------|-------------|
|                            |             |              |             |
|                            |-------------|--------------|-------------|
|                            |             |              |             |
|                            |-------------|--------------|-------------|
|                            |             |              |             |
|                            |-------------|--------------|-------------|
|                            |Total Shares |              |             |
-----------------------------------------------------------------------

 * Need not be completed by stockholders making delivery of Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate delivered to the Depositary are being tendered. See Instruction 4.

           This Letter of Transmittal is to be completed by stockholders of Bryan Steam Corporation (the "Company") either if certificates ("Share Certificates") evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the account of IBJ Schroder Bank & Trust Company (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

           Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

              The Information Agent for the Offer is:
                  [MACKENZIE PARTNERS, INC. LOGO]
                         156 Fifth Avenue
                     New York, New York 10010
                   (212) 929-5500 (Call Collect)
                  Call Toll Free: (800) 322-2885

|_|   CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY
      TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:_______________________

      Account Number:______________________________________

      Transaction Code Number:_____________________________

|_|   CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A
      NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
      DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):_____________________

      Date of Execution of Notice
      of Guaranteed Delivery:______________________________

      Name of Institution which
      Guaranteed Delivery:_________________________________

             NOTE: SIGNATURES MUST BE PROVIDED BELOW.
          PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                 LETTER OF TRANSMITTAL CAREFULLY.


Ladies and Gentlemen:

      The undersigned hereby tenders to Burnham Acquisition Corporation, a New Mexico corporation ("Purchaser"), the above-described shares of Common Stock, par value $10.00 per share (the "Shares"), of Bryan Steam Corporation, a New Mexico corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares, and all benefits that may inure to holders thereof, for a purchase price of $152.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 29, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as they may be amended from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Capitalized terms not defined herein shall have the meanings attributed to them in the Offer to Purchase.

      Subject to, and effective upon, acceptance for payment of, the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after September 29, 1998 (collectively, "Distributions")), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares and all Distributions for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights (except for the specific rights granted herein or in the Stockholders' Agreement (if applicable) to Burnham Corporation) of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

      By executing this Letter of Transmittal, the undersigned irrevocably appoints Burnham Corporation as attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). Such power of attorney and proxy shall be considered coupled with an interest in the tendered Shares (and Distributions). This appointment will be effective if, when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. Except for the irrevocable power of attorney granted in the Stockholders' Agreement (if applicable), upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares and Distributions will, without further action, be revoked, and no subsequent powers of attorney or proxies may be given (and if given will be deemed not to be effective). The above named attorney-in-fact and proxy will, with respect to the Shares and Distributions for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as such attorney-in-fact and proxy may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent or otherwise. The undersigned understands that Purchaser reserves the right to require that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares and Distributions.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

      No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns and trustees in bankruptcy or other legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

|_|   CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING
      SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE
      INSTRUCTION 10.

Number of Shares represented by
the lost or destroyed certificates: __________________


-----------------------------     -------------------------------
SPECIAL PAYMENT INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5,            (See Instructions 1, 5,
           6 and 7)                           6 and 7)

   To be completed ONLY if            To be completed ONLY if
the check for the purchase         the check for the purchase
price of Shares purchased or       price of Shares purchased or
Share Certificates evidencing      Share Certificates evidencing
Shares not tendered or not         Shares not tendered or not
purchased are to be issued in      purchased are to be mailed to
the name of someone other          someone other than the under-
than the undersigned or if         signed, or to the undersigned
Shares tendered by book-entry      at an address other than that
transfer which are not             shown under "Description of
purchased are to be returned       Shares Tendered."
by credit to an account
maintained at the Book-Entry       Deliver: |_| Check
Transfer Facility other than                |_| Share
that designated above.                          Certificate(s)
                                                to:
Issue: |_| Check
       |_| Share                   Name:_______________________
           Certificate(s)                     (Print)
           to:
                                   Address:____________________
Name:_______________________
           (Print)                 ____________________________
                                        (Include Zip Code)
Address:____________________

____________________________
     (Include Zip Code)

____________________________
(Taxpayer Identification or
  Social Security Number)

|_| Credit unpurchased Shares
    tendered by book-entry
    transfer to the
    Book-Entry Transfer
    Facility account set
    forth below:


|_| The Depository Trust
    Company

____________________________
     (Account Number)

  (See Substitute Form W-9)

-----------------------------     -------------------------------

                           INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of these instructions, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or Share Certificates not accepted for payment are to be returned to a person other than the registered holder of the Share Certificates surrendered, the tendered Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or name(s) of the registered holders or owners appear on the Share Certificate(s), with the signatures on such Share Certificate(s) or stock powers guaranteed as aforesaid. See Instruction 5.

      2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in the section entitled "Procedure for Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all tendered Shares, or confirmation of a book-entry transfer of such Shares (a "Book-Entry Confirmation"), if such procedure is available, into the Depositary's account at the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase. A "trading day" is any day except Saturday, Sunday or a federal holiday. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

      The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

      3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share
Certificate numbers, the number of Shares evidenced by such Share
Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

      4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any alteration, enlargement or change whatsoever.

      If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

      6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered owner(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless satisfactory evidence to Purchaser of the payment of such taxes or exemption therefrom is submitted.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share
Certificates evidencing the shares tendered hereby.

      7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered. See Instruction 1.

      8. SUBSTITUTE FORM W-9. Each tendering stockholder (or other payee) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") and certain other information on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such stockholder (or other payee) is subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder (or other payee) to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments thereafter to such stockholder (or other payee) until a TIN is provided to the Depositary.

      9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent the addresses or telephone numbers set forth herein. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

      10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen. The Depositary will, in turn, notify the Company's transfer agent, who will initiate lost stock proceedings. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

      11. WAIVER OF CONDITIONS. The Conditions of the Offer may be waived by Purchaser, in whole or in part, at any time in its sole discretion in the case of any Shares tendered.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                     IMPORTANT TAX INFORMATION

      Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 above. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

      Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments that are made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN (or the TIN of any other payee) by completing the form above certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

      The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments to such stockholder until a properly certified TIN is provided to the Depositary.

-----------------------------------------------------------------
                 IMPORTANT STOCKHOLDERS: SIGN HERE
    (Also Please Complete Substitute Form W-9 Included Herein)

      X:__________________________________________________

      X:__________________________________________________
                    Signature(s) of Holder(s)

      Dated: _____________, 199_

          (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificates or, if tendered by a participant in a Book-Entry Transfer Facility by the participant exactly as such participant's name appears on a security position listing as the owner of the Shares or by a person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

      Name(s):____________________________________________

              ____________________________________________
                            (Please Print)

      Capacity (full title):______________________________

      Address:____________________________________________

      ____________________________________________________
                        (Include Zip Code)

      Area Code and Telephone No.:________________________

      Taxpayer Identification
      or Social Security No.:_____________________________

                    Guarantee of Signature(s)
                        (If required - See
                      Instructions 1 and 5)


      Authorized Signature:_______________________________

      Name (Please Print):________________________________

      Name of Firm:_______________________________________

      Address:____________________________________________

      ____________________________________________________
                        (Include Zip Code)

      Area Code and Telephone Number:_____________________

      Dated: _____________, 199_

      FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                     GUARANTEE IN SPACE BELOW.
-----------------------------------------------------------------

            Payer's Name: IBJ SCHRODER BANK & TRUST COMPANY
 ---------------------------------------------------------------------
| SUBSTITUTE       | Part I - Taxpayer       | Social Security Number |
|                  | Identification Number - |      OR Employee       |
| Form W-9         |                         | Identification Number  |
| Department of    |                         |                        |
| the Treasury     | For all accounts, enter |                        |
| Internal Revenue | taxpayer identification |                        |
| Service          | number in the box at    | ---------------------- |
|                  | right. (For most indi-  | (If awaiting TIN write |
| Payer's Request  | viduals, this is your   |     "Applied For")     |
| for Taxpayer     | social security number. |                        |
| Identification   | If you do not have a    |                        |
| Number (TIN)     | number, see OBTAINING A |                        |
|                  | NUMBER in the enclosed  |                        |
|                  | Guidelines). Certify by |                        |
|                  | signing and dating      |                        |
|                  | below.                  |                        |
|                  |                         |                        |
|                  | Note: If the account is |                        |
|                  | in more than one name,  |                        |
|                  | see chart in the        |                        |
|                  | enclosed Guidelines to  |                        |
|                  | determine which number  |                        |
|                  | to give the Payer.      |                        |
|------------------|-------------------------|------------------------|
|                  | Part II - For Payees exempt from backup with-    |
|                  | holding, see the enclosed Guidelines and com-    |
|                  | plete as instructed therein.                     |
|------------------|--------------------------------------------------|
| Part III - Certification - Under penalties of perjury, I certify    |
|   that:                                                             |
|                                                                     |
| (1)  The number shown on this form is my correct Taxpayer           |
|      Identification Number (or I am waiting for a number to be      |
|      issued to me); and                                             |
|                                                                     |
| (2) I am not subject to backup withholding either because (a) I am | | exempt from backup withholding, (b) I have not been notified |
|      by the Internal Revenue Service (IRS) that I am subject to     |
|      backup withholding as a result of a failure to report all      |
|      interest or dividends, or (c) the IRS has notified me that I   |
|      am no longer subject to backup withholding.                    |
|                                                                     |
| Certification Instructions - You must cross out item (2) above | | if you have been notified by the IRS that you are subject to |
|      backup withholding because of underreporting interest or       |
| dividends on your tax return. However, if after being notified | | by the IRS that you were subject to backup withholding you |
|      received another notification from the IRS that you were no    |
|      longer subject to backup withholding, do not cross out item    |
|      (2). (Also see instructions in the enclosed Guidelines).       |
|                                                                     |
|  __________________________     ________________________            |
|  Signature                      Date                                |
|                                                                     |
 ---------------------------------------------------------------------

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
     WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FROM W-9

 ---------------------------------------------------------------------
|       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER        |
|                                                                     |
|       I certify under penalties of perjury that a taxpayer          |
| identification number has not been issued to me, and either (a) I   |
| have mailed or delivered an application to receive a taxpayer       |
| identification number to the appropriate Internal Revenue Service | | Center or Social Security Administration Office or (b) I intend |
| to mail or deliver an application in the near future. I             |
| understand that, notwithstanding the information I provided in      |
| Part III of the Substitute Form W-9 (and the fact that I have       |
| completed this Certificate of Awaiting Taxpayer Identification | | Number), all reportable payments made to me thereafter will be |
| subject to a 31% backup withholding tax until I provide a           |
| properly certified taxpayer identification number.                  |
|                                                                     |
|  __________________________     ________________________            |
|  Signature                      Date                                |
|                                                                     |
 ---------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.